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                                                                    EXHIBIT 10.2
                            MODIFICATION OF SECURED
                                PROMISSORY NOTE


THIS MODIFICATION OF NOTE (the "Modification Agreement") is entered into as of the 26th day of June, 1998, by and between INCO HOMES CORPORATION, a Delaware corporation, hereinafter called "Borrower", and IRA C. NORRIS, Trustee, Norris Living Trust, hereinafter called "Lender".

                                    RECITALS

A. On June 26, 1997, Borrower, did make, execute and deliver a Promissory Note Variable Rate to Lender, in the original amount of $500,000.00 ("Note") secured by two (2) Deeds of Trust and Assignment of Rents executed by Borrower, in favor of Lender, of even date therewith that (1) recorded on June 26, 1997, under Instrument No. 97-0227139, in the Office of the County Recorder of San Bernardino County, State of California and (2) recorded on June 30, 1997, under Instrument No. 97-970591, in the Office of the County Recorder of Los Angeles County, State of California ("Deeds of Trust").

B. The Note evidences a loan (the "Loan") which was made to the Borrower by the Lender pursuant to a Secured Promissory Note dated June 26, 1997 between Lender and Borrower.

C. The Borrower now has requested and Lender has agreed to further modify the terms and provisions of said Note as set forth herein.

                              TERMS AND CONDITIONS

NOW, THEREFORE, for valuable consideration and the mutual promises and agreements hereinafter contained, Lender and Borrower hereby further amend the terms and provisions of said Note as follows:

A.  The Note is hereby amended and modified as follows:

    1.  The "Maturity Date" in the Note is amended to read June 26, 1999.

It is specifically agreed by the parties hereto that this Modification Agreement shall not affect or impair any other covenant or condition of the Note and Deeds of Trust herein referred to. The Borrower hereby accepts the foregoing terms and, in consideration thereof, does hereby agree to pay the said indebtedness represented by said Note according to the terms thereof as hereby modified and amended. Borrower further warrants that full legal title to the property legally described in the aforementioned Deeds of Trust is at the date indicated below, vested in said Borrower free from any lien or encumbrance other that those approved by Lender and taxes and/or assessments not at this time delinquent.

IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the 30th day of July 1998.
----        ----

LENDER:                                BORROWER:

Ira C. Norris, Trustee                 Inco Homes Corporation
Norris Living Trust                    a Delaware corporation


By:   /s/ Ira C. Norris                By:   /s/ David A. Fogg
      -----------------                      -----------------
      Ira C. Norris                          David A. Fogg